Exhibit 10.1

FORM OF SUBSCRIPTION AGREEMENT

May 15, 2012

Lime Energy Co.

16810 Kenton Drive, Suite 240,

Huntersville, NC  28078

Gentlemen:

The undersigned (“Investor”) has decided to subscribe for shares of Common Stock of Lime Energy Co., a Delaware corporation (the “Company”).  The undersigned hereby subscribes for 1,000,000 shares of Common Stock, par value $.0001 (collectively the “Shares”) of the Company for $2.55 per share, for an aggregate purchase price in the amount of $2,550,000 (“Purchase Price”), payable in full in cash.

A.                                  Investor Representations and Warranties.  Recognizing that the Company will be relying on the information and on the representations and warranties set forth herein, the undersigned Investor hereby represents and warrants to, and covenants with, the Company as follows:

1.                                     Investor is purchasing the Shares in his own name and for his own account for investment and not with an intent to sell, or for sale in connection with any distribution of such Shares.

2.                                     Investor hereby represents that no other person or entity has any legal or beneficial interest in or right with respect to the Shares

4.                                       Investor has been provided with a copy of the Company’s Prospectus dated September 1, 2011 included in the Company’s Registration Statement on Form S-3 (SEC File No. 333-176622)(the “Base Prospectus”) and the Company’s Supplement of even date herewith to the Base Prospectus (the “Prospectus Supplement” and together with the Base Prospectus, the “Prospectus”).

5.                                       Investor understands that for so long as he is an “affiliate” of the Company (as defined in Rule 144 under the Securities Act of 1933, as amended (the Securities Act”) and for a period of 90 days thereafter, he cannot dispose of any or all of the Shares absent registration and qualification, or an available exemption from registration and qualification, that the instrument or certificate, if any, evidencing the Shares will bear a legend reflecting these restrictions on transfer, and that the Company need not recognize or register any transfer unless it provides evidence satisfactory to the Company (which may, at the Company’s discretion, require an opinion of counsel satisfactory in form and substance to the Company) that all restrictions on and conditions to transfer are satisfied. Investor further acknowledges, that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale and the holding period for the Shares, and on requirements relating to the Company which are outside of its control, and which the Company is under no obligation and may not be able to satisfy.

6.                                       Investor understands that no government official or agency has made any finding or determination relating to the fairness of the sale of the Shares offered by the Company and that neither the U.S. Securities and Exchange Commission nor any state securities commission has approved or disapproved of Shares or determined if the Prospectus is truthful or complete.

7.                                       Investor understands that the Company has no obligation to it to register any or all of the Shares under federal or state law for resale or distribution.

8.                                       It understands that the Shares and any securities issued in respect of or exchange for the Shares, may bear the following legend:

“THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED.”

9.                                       It represents to the Company that (a) the information contained herein is complete and accurate and may be relied upon by it and (b) it will notify the Company it immediately of any material adverse change in any of such information.

17.                                 In reaching the decision to invest in the Shares, the Investor has carefully evaluated his financial resources and investment position and the risks associated with this investment, and he acknowledges that he is able to bear the economic risks of this investment, including the entire loss of its entire investment. The Investor understands that nothing in this Agreement, the Registration Statement, the Prospectus or any other materials presented to the Investor in connection with the purchase and sale of the Securities constitutes legal, tax or investment advice. The Investor has consulted such legal, tax and investment advisors and made such investigation as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of Securities. The Investor assumes full responsibility for all such consequences and for the preparation and filing of all tax returns and elections which may or must be filed in connection with the Securities.

18.                                 It understands and agrees that it will be entitled to the Shares and Company will issue and deliver to it a stock certificate representing the Shares only if the full Purchase Price shall have been received by the Company.

B.                                    Survival of Representations.  The representations, warranties and agreements contained herein shall survive the execution and delivery of this document and the purchase of the Shares.

C.                                    Representations and Warranties of the Company.

1.                                      Organization and Corporate Power.  The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own its properties and to carry on its business as presently conducted and proposed to be conducted.

2.                                      Authorization.  The Company has all necessary corporate power and, except as otherwise set forth herein, has taken all necessary corporate action required for (i) the due authorization, execution, delivery and performance by the Company of this Agreement (ii) the consummation of the transactions contemplated herein. The issuance of the Shares to Investor pursuant to this Agreement does not require any further corporate action.  This Agreement is a valid and binding obligation of the Company enforceable in accordance with its respective terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws relating to or affecting enforcement of creditors’ rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

3.                                      Issuance.  The Shares, have been duly and validly authorized and, when issued and delivered by the Company against payment therefor as provided herein, will be duly and validly issued, fully paid, nonassessable, free of all liens and any preemptive or similar rights and will conform to the description thereof contained in the Prospectus.

4.                                      Securities Matters.

(a) The Company has prepared and filed in conformity with the requirements of the Securities Act and published rules and regulations thereunder (the “Rules and Regulations”) adopted by the Securities and Exchange Commission (the “Commission”) a “shelf” Registration Statement (as hereinafter defined) on Form S-3 (File No. 333-176672), which became effective as of October 7, 2011 (the “Effective Date”), including the Base Prospectus, and such amendments and supplements thereto as may have been required up to the date of this Agreement. The term “Registration Statement” as used in this Agreement means the registration statement (including all exhibits, financial schedules and all documents and information deemed to be a part of the Registration Statement pursuant to Rule 430B of the Rules and Regulations), as amended and/or supplemented to the date of this Agreement, including the Base Prospectus. The Registration Statement is effective under the Securities Act and no stop order preventing or suspending the effectiveness of the Registration Statement or suspending or preventing the use of the Prospectus has been issued by the Commission and no proceedings for that purpose have been instituted or, to the knowledge of the Company, are threatened by the Commission.

(b) At the time the Registration Statement and at the date of this Agreement, the Registration Statement (including documents incorporated by reference therein) and any amendments thereto filed as of the applicable time, conformed and will conform in all material respects to the requirements of the Securities Act and did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

(c) At the date of this Agreement, the Prospectus conformed in all material respects to the requirements of the Securities Act and the Rules and Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

D.                                   Entire Agreement.  This Subscription Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and may be amended only by a written agreement executed by the Company and the undersigned.  This Subscription Agreement supersedes any and all prior or contemporaneous representations, understandings and agreements (oral or written) between or by the parties relating to the subject matter hereof.

E.                                       Governing Law, Forum and Dispute Resolution.

1.                                     Governing Law.  This Agreement and the respective rights and obligations of the parties hereunder shall be governed by and construed in accordance with the laws of the State of Delaware, without reference to its principles of conflict of laws.

2.                                     Recovery of Costs.  In the event that any legal, equitable, arbitration or other proceeding is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default, termination or invalidity in connection with any provision of this Agreement, the successful or prevailing party shall be entitled to recover reasonable attorneys’ fees and costs incurred in such proceeding, in addition to any other relief to which such party may be entitled.

3.                                     No Third Party Beneficiaries.  This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

4.                                     Successors.  This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns.

5.                                     Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or email attachment, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or email-attached signature page were an original thereof.

F.                                     Purchase Commitment.  The undersigned Investor, by signing and returning this Agreement, irrevocably commits to the purchase of the Shares set forth above, subject to the terms and conditions of this Subscription Agreement and hereby delivers to the Company $2,550,000 in full payment of the Purchase Price for the Shares subscribed for hereby.

[Signatures appear on following page.]

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed as of the date first indicated above.

/s/ Richard P. Kiphart
Richard P. Kiphart

This Subscription Agreement is accepted this 15th day of May 2012, for 1,000,000 shares of Common Stock of Lime Energy Co. for an aggregate purchase price of $2,550,000, payable in cash in accordance with the terms herein.

LIME ENERGY CO.

By:	/s/ Jeffrey Mistarz
Jeffrey Mistarz, Chief Financial Officer